Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2006.

/s/ Archie W. Dunham
Archie W. Dunham

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2006.

/s/ Robert N. Burt
Robert N. Burt

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of February, 2006.

/s/ Marie L. Knowles
Marie L. Knowles

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of January, 2006.

/s/ William A. Franke
William A. Franke

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of January, 2006.

/s/ Robert D. Johnson
Robert D. Johnson

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of January, 2006.

/s/ Robert D. Krebs
Robert D. Krebs

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 2006.

/s/ Gordon R. Parker
Gordon R. Parker

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 2006.

/s/ William J. Post
William J. Post

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of January, 2006.

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of January, 2006.

/s/ Jack E. Thompson
Jack E. Thompson

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2006.

/s/ J. Steven Whisler
J. Steven Whisler

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2005 of Phelps Dodge Corporation on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;
     (2) to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of January, 2006.

/s/ Charles C. Krulak
Charles C. Krulak